                                                                    Exhibit 10.1

                              ALLOCATION AGREEMENT

         This ALLOCATION AGREEMENT (this "Agreement") is made as of the 13th day of November 1998, by and among Viant Corporation, a California corporation (the "Company") and the purchasers of the Company's Series D Preferred Stock ("Series D Preferred"), whose names appear on Exhibit A attached hereto (the "Purchasers").

                                    RECITALS

         WHEREAS, the Company and the Purchasers are parties to that certain Series D Preferred Stock Purchase Agreement dated of even date herewith (the "Stock Purchase Agreement"); and

         WHEREAS, in connection with the Company's issuance of Series D Preferred pursuant to the Stock Purchase Agreement, the Company has agreed to enter into this Agreement in order to further induce the Purchasers to enter into the Stock Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company and each of the Purchasers hereby agree as follows:

                  1. ALLOCATION OF SHARES TO PURCHASERS. In connection with the first offering of the Company's securities in a firmly underwritten public offering on Form S-1 or SB-2, if any (the "Offering"), the Company shall require that the managing underwriters for such Offering offer to Purchasers the right to purchase, at the Offering Price (as defined below), a number of shares in such Offering in the manner set forth in this Agreement. Such requirement shall be subject to the consent of the managing underwriters, which consent shall not be unreasonably withheld. Subject to such consent, the number of shares that shall be subject to Purchasers' rights (the "Allocation Shares") shall be determined by dividing $3,000,000 by a price per share equal to the share price in the Offering (the "Offering Price").

                  2. NOTICE; PRO-RATA PORTION OF ALLOCATION SHARES. The Company shall give each Purchaser written notice of the number of Allocation Shares and the Offering Price promptly after such time as the Company first determines same. The Purchasers shall have forty-eight (48) hours after receipt of such notice to indicate their interest in purchasing all or part of their respective "pro-rata portion" of the Allocation Shares. A particular Purchaser's "pro-rata portion" of the Allocation Shares shall be determined by multiplying the number of Allocation Shares by a fraction, the numerator of which shall be the number of shares of Series D Preferred (determined on an as-converted basis) held by a particular Purchaser and the denominator of which shall be the total number of shares of Series D Preferred (determined on an as-converted basis) then outstanding.

                  3. NOTICE OF PURCHASE; PURCHASE OF ALLOCATION SHARES The Purchasers that are interested in purchasing all or part of their respective pro-rata portion of the Allocation Shares shall advise the Company of their interest no later than the end of the aforesaid forty-eight (48) hour period, specifying the quantity of the applicable Purchaser's pro-rata portion of Allocation Shares that the Purchaser is interested in purchasing. If a particular Purchaser shall have indicated its interest in purchasing all of such Purchaser's pro-rata portion of the Allocation Shares (an "Allocation Purchaser"), each such Allocation Purchaser shall be offered the right to purchase such Allocation Purchaser's respective pro-rata portion of the Allocation Shares that other Purchasers have not indicated an interest in purchasing. Company will give the Allocation Purchasers notice of the then-remaining number of Allocation Shares that other Purchasers were not interested in purchasing ("Available Allocation Shares") promptly following the expiration of the aforesaid forty-eight (48) hour period. Such notice may be by telephone.

                  4. AVAILABLE ALLOCATION SHARES; PRO-RATA PORTION OF AVAILABLE ALLOCATION SHARES. The Allocation Purchasers shall have twenty-four (24) hours from the date of such notice to indicate their interest in purchasing up to their respective pro-rata portion of the Available Allocation Shares; for purposes of determining the pro-rata portion of the Available Allocation Shares available for purchase by the Allocation Purchasers, the number of Available Allocation Shares shall be multiplied by a fraction, the numerator of which shall be the number of shares of Series D Preferred (determined on an as-converted basis) held by a particular Allocation Purchaser who shall have indicated its interest in purchasing Available Allocation Shares, and the denominator of which shall be the total number of shares of Series D Preferred (determined on an as-converted basis) then outstanding held by all of the Allocation Purchasers who shall have indicated their interest in purchasing the Available Allocation Shares.

                  5. SHARES AVAILABLE TO TECHNOLOGY CROSSOVER VENTURES. Notwithstanding the foregoing the number of Allocation Shares offered to Technology Crossover Ventures II, L.P. and its affiliated funds (collectively, "TCV") shall in no event be less than that number of Allocation Shares that when multiplied by the Offering Price equals $1,500,000, rounded to the nearest whole number.

                  6.  MISCELLANEOUS PROVISIONS.

                           (a) Any notice required or permitted to be given to a
party pursuant to the provisions of this Agreement shall be in writing and shall be effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, with postage prepaid and properly addressed to the party to be notified as set forth on Exhibit A attached hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

                           (b) This Agreement and the rights and obligations of
the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

                           (c) In the event one or more of the provisions of
this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                           (d) Any amendment, modification or waiver of any
provision of this Agreement shall be effective if in writing and approved by the Company and the holder or holders of at least a majority of the shares of Series D Preferred held by Purchasers; provided, however, that the provisions of
Section 5, and the Company's obligations with respect thereto, may be amended, modified or waived only with the written consent of TCV.

                           (e) This Agreement shall be governed by and construed
in accordance with the laws of the State of California, without giving effect to the conflicts of laws principles thereof.

                           (f) This Agreement may be executed in any number of
counterparts, each of which when so executed and delivered shall be deemed an original; and all such counterparts together shall constitute one and the same instrument.

                           (g) Notwithstanding anything in the foregoing to the
contrary, all actions taken pursuant to this Agreement shall be in accordance with all federal and state securities laws, including Rule 134 of the Securities Act of 1933, as amended.

                           (h) Each Purchaser shall have the right to apportion
its participation herein among any of its partners, members or affiliates.




                            [SIGNATURE PAGES FOLLOW.]

     IN WITNESS WHEREOF, the parties hereto have executed this Allocation Agreement as of the date first set forth above.


                                       "COMPANY"

                                       VIANT CORPORATION
                                       a California corporation


                                       /s/ Robert L. Gett
                                       ----------------------------------------
                                       Robert L. Gett
                                       President and Chief Executive Officer










                     (ALLOCATION AGREEMENT SIGNATURE PAGE)

     IN WITNESS WHEREOF, the parties hereto have executed this Allocation Agreement as of the date first set forth above.



TCV II, V.O.F.                                          Technology Crossover Ventures II, C.V.
a Netherlands Antilles General Partnership              a Netherlands Antilles Limited Partnership
By: Technology Crossover Management II, L.L.C.          By: Technology Crossover Management II, L.L.C.
Its: Investment General Partner                         Its: Investment General Partner


By:  /s/ Robert C. Bensky                               By:  /s/ Robert C. Bensky
     --------------------------------------                  ----------------------------------------
     Name: Robert c. Bensky                                  Name: Robert c. Bensky
     Title: Chief Financial Officer                          Title: Chief Financial Officer



Technology Crossover Ventures II, L.P.
a Delaware Limited Partnership
By: Technology Crossover Management II, L.L.C.
Its: General Partner


By:  /s/ Robert C. Bensky
     --------------------------------------
     Name: Robert c. Bensky
     Title: Chief Financial Officer



TCV II (Q),L.P.
a Delaware Limited Partnership
By: Technology Crossover Management II, L.L.C.
Its: General Partner


By:  /s/ Robert C. Bensky
     --------------------------------------
     Name: Robert c. Bensky
     Title: Chief Financial Officer



TCVII Strategic Partners, L.P.
a Delaware Limited Partnership
By: Technology Crossover Management II, L.L.C.
Its: General Partner


By:  /s/ Robert C. Bensky
     --------------------------------------
     Name: Robert c. Bensky
     Title: Chief Financial Officer


     IN WITNESS WHEREOF, the parties hereto have executed this Allocation Agreement as of the date first set forth above.


                               MDV IV ENTREPRENEURS' NETWORK FUND, L.P.
                               by: Fourth MDV Partners, L.L.C., General Partners


                               By: /s/ William H. Davidow
                                   -----------------------------------
                                   Member, William H. Davidow



                               MOHR, DAVIDOW VENTURES IV, L.P.
                               by: Fourth MDV Partners, L.L.C.,
                               its General Partners


                               By: /s/ William H. Davidow
                                   -----------------------------------
                                   Member, William H. Davidow







                  (ALLOCATION AGREEMENT SIGNATURE PAGE)

     IN WITNESS WHEREOF, the parties hereto have executed this Allocation Agreement as of the date first set forth above.


                                   KLEINER PERKINS CAUFIELD & BYERS VIII


                                   By: /s/ Vinod Khosla
                                       ----------------------------------
                                   Its:
                                       ----------------------------------



                                   KPCB VIII FOUNDERS FUND


                                   By: /s/ Vinod Khosla
                                       ----------------------------------
                                   Its:
                                       ----------------------------------


                                   KPCB INFORMATION SCIENCES ZAIBUATSU FUND II


                                   By: /s/ Vinod Khosla
                                       ----------------------------------
                                   Its:
                                       ----------------------------------



                                   KPCB JAVA FUND


                                   By: /s/ Vinod Khosla
                                       ----------------------------------
                                   Its:
                                       ----------------------------------





                        (ALLOCATION AGREEMENT SIGNATURE PAGE)

     IN WITNESS WHEREOF, the parties hereto have executed this Allocation Agreement as of the date first set forth above.


                                       INFORMATION ASSOCIATES, L.P.
                                       By: TRIDENT CAPITAL MANAGEMENT, L.L.C.,
                                       its general partner

                                       By: /s/ Stephen M. Hall
                                           ----------------------------------
                                       Its: MANAGING DIRECTOR
                                            ---------------------------------



                                       INFORMATION ASSOCIATES, C.V.
                                       By: TRIDENT CAPITAL MANAGEMENT, L.L.C.
                                       general partner


                                       By: /s/ Stephen M. Hall
                                           ----------------------------------
                                       Its: MANAGING DIRECTOR
                                            ---------------------------------






                   (ALLOCATION AGREEMENT SIGNATURE PAGE)

     IN WITNESS WHEREOF, the parties hereto have executed this Allocation Agreement as of the date first set forth above.



                                          PHILIPPE KAHN

                                          /s/ Philippe Kahn
                                          ----------------------------------



                                          SONIA KAHN

                                          /s/ Sonia Lee Kahn
                                          ----------------------------------










                   (ALLOCATION AGREEMENT SIGNATURE PAGE)

     IN WITNESS WHEREOF, the parties hereto have executed this Allocation Agreement as of the date first set forth above.


THE CHASE MANHATTAN BANK, AS TRUSTEE FOR FIRST PLAZA GROUP TRUST (AS DIRECTED BY GENERAL MOTORS INVESTMENT MANAGEMENT CORPORATION)



By:  /s/ Geoffrey D. Tripp
   --------------------------------------
            GEOFFREY TRIPP
            VICE PRESIDENT



   The Chase Manhattan Bank has executed this document/agreement solely in its capacity as directed trustee of the First Plaza Group Trust
   (the ""Trust'') upon the direction of General Motors Investment Management Corporation (the ""investment manager''). Accordingly, all representations have been made for and on behalf of the Trust by the investment manager, and all action to be taken or omitted on behalf of the Trust under this agreement shall be taken or omitted by the investment manager, who should receive copies of any and all correspondence or notices intended for the Trust hereunder.









                   (ALLOCATION AGREEMENT SIGNATURE PAGE)

     IN WITNESS WHEREOF, the parties hereto have executed this Allocation Agreement as of the date first set forth above.



                                  BANCBOSTON CAPITAL INC.


                                  By: /s/ [Illegible]
                                      ----------------------------------












                   (ALLOCATION AGREEMENT SIGNATURE PAGE)

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS



TCV II, V.O.F.                              Technology Crossover Ventures II, C.V.       BancBoston Capital Inc.
c/o Technology Crossover Ventures           c/o Technology Crossover Ventures            175 Federal Street, 10th Floor
575 High Street, Suite 400                  575 High Street, Suite 400                   Boston, MA  02110
Palo Alto, CA  94301                        Palo Alto, CA 94301
Attention:  Tom Newby                       Attention: Tom Newby                         The Chase Manhattan Bank
                                                                                         As Trustee for First Plaza Group Trust
cc:                                         cc                                           (As Directed by General Motors Investment
                                            c/o Robert C. Bensky                         Management Corporation)
c/o Robert C. Bensky                        Technology Crossover Ventures                4 Chase MetroTech Center, 18th Floor
Technology Crossover Ventures               56 Main Street, Suite 210                    Brooklyn, NY  11245
56 Main Street, Suite 210                   Millburn, NJ 07041
Millburn, NJ  07041
                                            Mohr, Davidow Ventures IV, L.P.
Technology Crossover Ventures II, L.P.      2775 Sand Hill Road, Suite 240
c/o Technology Crossover Ventures           Menlo Park, CA 94025
575 High Street, Suite 400
Palo Alto, CA  94301                        MDV IV Entrepreneurs' Network Fund, L.P.
Attention:  Tom Newby                       2775 Sand Hill Road, Suite 240
                                            Menlo Park, CA  94025
cc
                                            Kleiner Perkins Caufield & Byers VIII
c/o Robert C. Bensky                        2750 Sand Hill Road
Technology Crossover Ventures               Menlo Park, CA 94205
56 Main Street, Suite 210
Millburn, NJ  07041                         KPCB VIII Founders Fund
                                            2750 Sand Hill Road
TCV II (Q), L.P.                            Menlo Park, CA 94205
c/o Technology Crossover Ventures
575 High Street, Suite 400                  KPCB Information Sciences Zaibatsu Fund II
Palo Alto, CA  94301                        2750 Sand Hill Road
Attention:  Tom Newby                       Menlo Park, CA 94205

cc                                          KPCB Java Fund
                                            2750 Sand Hill Road
c/o Robert C. Bensky                        Menlo Park, CA 94205
Technology Crossover Ventures
56 Main Street, Suite 210                   Information Associates, L.P.
Millburn, NJ  07041                         2480 Sand Hill Road
                                            Menlo Park, CA 94025
TCV II Strategic Partners, L.P.
c/o Technology Crossover Ventures           Information Associates, C.V.
575 High Street, Suite 400                  2480 Sand Hill Road
Palo Alto, CA  94301                        Menlo Park, CA 94025
Attention:  Tom Newby
                                            Philippe & Sonia Kahn
cc                                          333 Spreading Oak Drive
                                            Scotts Valley, CA  95066
c/o Robert C. Bensky
Technology Crossover Ventures
56 Main Street, Suite 210
Millburn, NJ  07041




                             AMENDMENT NO. 1
                                   TO
                          ALLOCATION AGREEMENT


     The Allocation Agreement dated as of November 13, 1998 (the "AGREEMENT"), by and among Viant Corporation, a California corporation (the "COMPANY"), and the purchasers of the Company's Series D Preferred Stock as set forth in EXHIBIT A hereto, is hereby amended as set forth below as of the 5th day of May, 1999. Capitalized terms used in this amendment which are not otherwise defined shall have the meanings set forth in the Agreement.

     A. Sections 2, 3 and 4 of the Agreement are hereby deleted and the following shall be inserted in lieu thereof:

     2. NOTICE; PRO-RATA PORTION OF ALLOCATION SHARES. The Company shall deliver notice (a "SOLICITATION OF INTEREST") of the Offering to the Purchasers promptly after the filing of a registration statement relating to the Offering or, if later, an amendment thereto which contains an estimated price range for the Offering. Such Solicitation of Interest shall contain a copy of the registration statement so filed. Within ten (10) calendar days following receipt or, if earlier, deemed receipt, by a Purchaser of a Solicitation of Interest, the Purchaser shall notify the Company of its intention (an "EXPRESSION OF INTEREST") to purchase all or part of its respective "pro-rata portion" of the Allocation Shares, specifying, if less than all of its pro-rata portion, the number of shares it desires to purchase. Notwithstanding this ten-day period, all Expressions of Interests must be received by the Company no later than three (3) calendar days prior to the pricing of the Offering, if such date is earlier than the expiration of the ten-day period. A particular Purchaser's "pro-rata portion" of the Allocation Shares shall be determined by multiplying the number of Allocation Shares by a fraction, the numerator of which shall be the number of shares of Series D Preferred (determined on an as-converted basis) held by a particular Purchaser and the denominator of which shall be the total number of shares of Series D Preferred (determined on an as-converted basis) then outstanding. A Purchaser shall be deemed to have waived his, her or its right to purchase any of the Allocation Shares if he, she or it fails to deliver an Expression of Interest within such ten-day period.

     3. AVAILABLE ALLOCATION SHARES; PRO-RATA PORTION OF AVAILABLE ALLOCATION SHARES. To the extent that any Purchasers do not indicate in their Expressions of Interest that they are interested in purchasing their full pro-rata portion of the Allocation Shares within such ten-day period or, if earlier, the date that is at least three (3) calendar days before pricing, the Company shall promptly provide notice (which notice may be by telephone) of the shares that such Purchasers are not interested in purchasing (the "AVAILABLE ALLOCATION SHARES") to all Purchasers who have expressed an interest in purchasing their full pro-rata portion (each, an "ALLOCATION PURCHASER"). The Allocation Purchasers shall have forty-eight (48) hours from the date of such notice to indicate in writing to the Company their interest in purchasing up to their respective pro-rata portion of the Available Allocation Shares; for purposes of determining the pro-rata portion of the Available Allocation Shares available for purchase by the Allocation Purchasers, the number of Available Allocation Shares shall be multiplied by a fraction, the numerator of which shall be the number of shares of Series D Preferred (determined on an as-converted basis) held by a particular Allocation Purchaser who shall have indicated its interest in purchasing Available Allocation Shares, and the denominator of which shall be the total number of shares of Series D Preferred (determined on an as-converted basis) then outstanding held by all of the Allocation Purchasers who shall have indicated their interest in purchasing the Available Allocation Shares.

     4. REVOCABILITY; BINDING NATURE OF PURCHASE. The Company's sale of Allocation Shares to any Purchaser shall occur only at such time as the sale is confirmed under applicable securities laws (the "SALE DATE"). Each Purchaser shall have an unconditional right to withdraw its Expression of Interest by written notice thereof to the Company on or before the Sale Date. Once so withdrawn, neither the Company nor any underwriter of the Offering shall have any obligation to sell Allocation Shares (including Available Allocation Shares) to such Purchaser. The actual number of Allocation Shares (including Available Allocation Shares) purchased by the Purchasers shall be based on the actual Offering Price, whether or not the Offering Price is within or outside the price range set forth in the registration statement. In no event shall the number of shares purchased by a Purchaser hereunder exceed the lesser of (i) its pro-rata portion of the Allocation Shares (including Available Allocation Shares), or (ii) the number of shares set forth in its Expression of Interest. Neither the Company nor the underwriters of the Offering shall have any obligation to inform the Purchasers of the actual Offering Price, except to the extent otherwise required by law. The settlement of the Allocation Shares (including Available Allocation Shares) shall occur simultaneously with the closing of the purchase and sale of the other shares distributed in the Offering.

     B. Section 6(a) of the Agreement is hereby deleted and the following shall be inserted in lieu thereof:

         (a) Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement shall, except as set forth in the first sentence of Section 3 above, be in writing and shall be deemed received (i) upon personal delivery; (ii) on the first business day following the date delivered to Federal Express; (iii) upon delivery by telecopier (or on the following business day, if telecopied after the close of business), or
(iv) three days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed to the party to be notified, in each case addressed to a Purchaser as set forth on Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     C. In all other respects, the Agreement shall remain in full force and effect.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                       "COMPANY"

                                       VIANT CORPORATION

                                       /s/ Robert L. Gett
                                       ---------------------------------
                                       Robert L. Gett
                                       President and Chief Executive Officer



                                       TCV II, V.O.F.


                                       By:  /s/ Robert C. Bensky
                                            ------------------------------
                                       Its: Chief Financial Officer
                                            ------------------------------



                                       TECHNOLOGY CROSSOVER VENTURES II, L.P.


                                       By:  /s/ Robert C. Bensky
                                            ------------------------------
                                       Its: Chief Financial Officer
                                            ------------------------------



                                       TCV II (Q), L.P.


                                       By:  /s/ Robert C. Bensky
                                            ------------------------------
                                       Its: Chief Financial Officer
                                            ------------------------------



                                       TCV II STRATEGIC PARTNERS, L.P.


                                       By:  /s/ Robert C. Bensky
                                            ------------------------------
                                       Its: Chief Financial Officer
                                            ------------------------------



                   [AMENDMENT NO. 1 TO ALLOCATION AGREEMENT]

                                       TECHNOLOGY CROSSOVER VENTURES II, C.V.


                                       By:  /s/ Robert C. Bensky
                                            ------------------------------
                                       Its: Chief Financial Officer
                                            ------------------------------



                                       MOHR, DAVIDOW VENTURES IV, L.P.
                                       By: Fourth MDV Partners, L.L.C.,
                                           General Partner


                                       By:  /s/ Jonathan D. Feiber
                                            ------------------------------
                                            Jonathan D. Feiber, Member



                                       MDV IV ENTREPRENEURS' NETWORK FUND, L.P.
                                       By: Fourth MDV Partners, L.L.C.,
                                           General Partner


                                       By:  /s/ Jonathan D. Feiber
                                            ------------------------------
                                            Jonathan D. Feiber, Member



                                       KLEINER PERKINS CAUFIELD & BYERS VIII


                                       By:
                                            ------------------------------
                                       Its:
                                            ------------------------------



                                       KPCB VIII FOUNDERS FUND


                                       By:
                                            ------------------------------
                                       Its:
                                            ------------------------------



                                       KPCB INFORMATION SCIENCES ZAIBATSU


                                       By:
                                            ------------------------------
                                       Its:
                                            ------------------------------


                   [AMENDMENT NO. 1 TO ALLOCATION AGREEMENT]

                                       KPCB JAVA FUND


                                       By:
                                            ------------------------------
                                       Its:
                                            ------------------------------



                                       INFORMATION ASSOCIATES, L.P.
                                       By: TRIDENT CAPITAL MANAGEMENT, L.L.C.,
                                       its general partner


                                       By:
                                            ------------------------------
                                       Its:
                                            ------------------------------



                                       INFORMATION ASSOCIATES, C.V.
                                       By: TRIDENT CAPITAL MANAGEMENT, L.L.C.,
                                       its general partner


                                       By:
                                            ------------------------------
                                       Its:
                                            ------------------------------

                                       /s/ Philippe Kahn
                                       -----------------------------------
                                       PHILIPPE KAHN


                                       /s/ Sonia Lee Kahn
                                       -----------------------------------
                                       SONIA KAHN



                                       FIRST PLAZA GROUP TRUST


                                       By:
                                            ------------------------------
                                       Its:
                                            ------------------------------



                   [AMENDMENT NO. 1 TO ALLOCATION AGREEMENT]

                                       BANCBOSTON CAPITAL INC.


                                       By:
                                            ------------------------------
                                       Its:
                                            ------------------------------



















                   [AMENDMENT NO. 1 TO ALLOCATION AGREEMENT]

                                   EXHIBIT A

                              SCHEDULE OF HOLDERS
                              -------------------



                                                             Number of Shares
                                                             and Percentage of
     Holder                                                  Series D Preferred
     ------                                                  ------------------

1.   TCV II, V.O.F.
     c/o Technology Crossover Ventures                       14,592 (.46%)
     575 High Street, Suite 400
     Palo Alto, CA 94301
     Attention:  Tom Newby

2.   Technology Crossover Ventures II, L.P.                  449,177 (14.18%)
     c/o Technology Crossover Ventures
     575 High Street, Suite 400
     Palo Alto, CA 94301
     Attention:  Tom Newby

3.   TCV II(Q), L.P.                                         345,334 (10.90%)
     c/o Technology Crossover Ventures
     575 High Street, Suite 400
     Palo Alto, CA 94301
     Attention:  Tom Newby

4.   TCV II Strategic Partners, L.P.                         61,285 (1.93%)
     c/o Technology Crossover Ventures
     575 High Street, Suite 400
     Palo Alto, CA 94301
     Attention:  Tom Newby

5.   Technology Crossover Ventures II, C.V.                   65,580 (2.16%)
     c/o Technology Crossover Ventures
     575 High Street, Suite 400
     Palo Alto, CA 94301
     Attention:  Tom Newby

     All notices to any TCV Fund should be copied to:
     ------------------------------------------------

     c/o Robert C. Bensky
     Technology Crossover Ventures
     56 Main Street, Suite 210
     Millburn, NJ 07041

6.   Mohr, Davidow Ventures IV, L.P.                          269,162 (8.49%)
     2775 Sand Hill Road, Suite 240
     Menlo Park, CA 94025
     Attention: Bill Davidow

7.   MDV IV Entrepreneurs Network Fund, L.P.                  14,166 (0.45%)
     2775 Sand Hill Road, Suite 240
     Menlo Park, CA 94025
     Attention: Bill Davidow

8.   Kleiner Perkins Caufield & Byers VIII                    83,583 (2.64%)
     2750 Sand Hill Road
     Menlo Park, CA 94025
     Attention: Vinod Khosla

9.   KPCB VIII Founders Fund                                  4,840 (0.15%)
     2750 Sand Hill Road
     Menlo Park, CA 94025
     Attention: Vinod Khosla

10.  KPCB Information Sciences Zaibatsu Fund II               4,653 (0.15%)
     2750 Sand Hill Road
     Menlo Park, CA 94025
     Attention: Vinod Khosla

11.  KPCB Java Fund                                           93,079 (2.94%)
     2750 Sand Hill Road
     Menlo Park, CA 94025
     Attention: Vinod Khosla

12.  Information Associates, L.P.                             304,491 (9.61%)
     2480 Sand Hill Road
     Menlo Park, CA 94025
     Attention: Stephen Hall

13.  Information Associates, C.V.                             8,498 (0.27%)
     2480 Sand Hill Road
     Menlo Park, CA 94025
     Attention: Stephen Hall

14.  Philippe & Sonia Kahn                                    469,484 (14.82%)
     333 Spreading Oak Drive
     Scotts Valley, CA 95066

15.  First Plaza Group Trust                                  782,472 (24.69%)
     GM Investment Management
     767 Fifth Avenue
     New York, NY 10153
     Attention: Larry Russoff

16.  BancBoston Capital Inc.                                  156,494 (4.94%)
     175 Federal Street, 10th Floor
     Boston, MA 02110
     Attention: Dierdre Cunnane